AMENDMENT NUMBER THREE

to the

AMENDED AND RESTATED PURCHASE, WARRANTIES AND SERVICING AGREEMENT

dated as of December 1, 2004

between

UBS REAL ESTATE SECURITIES INC.

and

SUNTRUST MORTGAGE, INC.

This AMENDMENT NUMBER THREE is made this 1st day of April, 2006, by and between SunTrust Mortgage, Inc. (the “Seller”) and UBS Real Estate Securities Inc. (the “Purchaser”), to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, by and between the Seller and the Purchaser (the “Agreement”).

RECITALS

WHEREAS, the Seller and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendments.

(a)

Section 3.02 of the Agreement is hereby amended by deleting subsection (eee) thereof in its entirety and replacing it with the following:

(eee)

No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(b)

Section 3.02 of the Agreement is hereby amended by deleting subsection (ggg) thereof in its entirety and replacing it with the following:

(ggg)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

(c)

Section 3.02 of the Agreement is hereby amended by deleting subsection (hhh) thereof in its entirety and replacing it with the following:

(hhh)

All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations.  No related Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such loan, whichever is greater, such 5% limitation is calculated in accordance with FNMA’s anti-predatory lending requirements as set forth in the FNMA Guides.  For purposes of this representation, “points and fees” (a) include origination, underwriting, broker and finder’s fees and other charges that the lender imposed as a condition of making the loan, whether they are paid to the lender or a third party, and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

(d)

Section 3.02 of the Agreement is hereby amended by deleting subsection (jjj) thereof in its entirety and replacing it with the following:

(jjj)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

(e)

Section 3.02 of the Agreement is hereby amended by deleting subsection (kkk) thereof in its entirety and replacing it with the following:

(kkk)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

(f)

Section 3.02 of the Agreement is hereby amended by deleting subsection (lll) thereof in its entirety and replacing it with the following:

(lll)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(g)

Section 3.02 of the Agreement is hereby amended by deleting subsection (mmm) thereof in its entirety and replacing it with the following:

(mmm)

  No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

(h)

Section 3.02 of the Agreement is hereby amended by deleting subsection (nnn) thereof in its entirety and replacing it with the following:

(nnn)

No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.  No Mortgage Loan is subject to any mandatory arbitration.

(i)

Subsection (ppp) of Section 3.02 of the Agreement is hereby amended by deleting the semicolon at the end thereof and replacing it with a period followed by the following:

No Mortgage Loan is a “High Cost Home Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Massachusetts General Laws Chapter 183C);

(j)

Section 3.02 of the Agreement is hereby amended by deleting the period at the end of subsection (ttt) thereof and replacing it with a semicolon, followed by the following new subsections:

(uuu)

With respect to any Second Lien Mortgage Loans, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor upon origination of the subordinate lien;

 (vvv)

With respect to each Mortgage Loan, the Mortgage Loan’s originator offered the borrower mortgage loan products offered by such mortgage loan’s originator, or any affiliate of such mortgage loan’s originator, for which the borrower qualified.

(k)

Section 3.03 of the Agreement is hereby amended by deleting the last sentence of the first paragraph thereof in its entirety and replacing it with the following:

It is understood by the parties hereto that a breach of the representations and warranties made in Subsections 3.02(gg), (nn), (xx), (ww), (xx), (aaa), (bbb), (ccc), (eee), (fff), (hhh), (mmm), (nnn), (sss), (uuu), (vvv) or (www) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

SECTION 2.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Governing Law.  THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.

Counterparts.  This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.

Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

SUNTRUST MORTGAGE, INC.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: